UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                              September 10, 2004
                  ------------------------------------------
                       (Date of earliest event reported)
                  ------------------------------------------


                              BIOPURE CORPORATION
                             ---------------------
              (Exact Name of Registrant as Specified in Charter)


            Delaware                      011-15167               04-2836871
--------------------------------    ---------------------    ------------------
(State or other Jurisdiction of     (Commission File No.)      (IRS Employer
         Incorporation)                                      Identification No.)


               11 Hurley Street, Cambridge, Massachusetts 02141
         -----------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (617) 234-6500
      ------------------------------------------------------------------
             (Registrant's telephone number, including area code)

       ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        Concurrently with filing this current report on Form 8-K, Biopure Corporation is filing a prospectus supplement to its existing shelf registration statement on Form S-3 (File No. 333-106288) in connection with a "best efforts" public offering by the Company of shares of its Class A common stock and warrants to purchase additional shares of its Class A common stock. The Company has executed an agency agreement, dated as of September 10, 2004, with C.E. Unterberg, Towbin, LLC, its agent for this best efforts offering.

         The purpose of this report is to file as exhibits, in connection with this best efforts offering, the agency agreement by and between the Company and its agent for the offering and the forms of agent's warrant, investor warrant and investor purchase agreement.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits:

         1.1 Agency Agreement, dated as of September 10, 2004, between Biopure Corporation and C.E. Unterberg, Towbin, LLC

         4.1      Form of Agent's Warrant

         4.2      Form of Investor Warrant

         10.1     Form of Investor Purchase Agreement

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   BIOPURE CORPORATION


Date:  September 10, 2004                          By:  /s/ Francis H. Murphy
                                                       ------------------------
                                                        Francis H. Murphy
                                                        Chief Financial Officer

                               INDEX TO EXHIBITS

     Exhibit Number                            Description of Exhibit
     --------------                            ----------------------
          1.1 Agency Agreement, dated as of September 10, 2004, between Biopure Corporation and C.E. Unterberg, Towbin, LLC
          4.1                       Form of Agent's Warrant
          4.2                       Form of Investor Warrant
          10.1                      Form of Investor Purchase Agreement

                                                                 Exhibit 1.1


                              BIOPURE CORPORATION


                            Up to 25,000,000 Shares


                                 Common Stock
                               ($0.01 Par Value)

                 Warrants to Purchase Up to 12,500,000 Shares

                                 Common Stock
                               ($0.01 Par Value)




                               AGENCY AGREEMENT




September 10, 2004

                               AGENCY AGREEMENT


                                                          September 10, 2004
C.E. Unterberg, Towbin, LLC, as Agent
350 Madison Avenue
New York, NY 10017


Ladies and Gentlemen:

         Biopure Corporation, a Delaware corporation (the "Company"), proposes, upon the terms and subject to the conditions set forth in this Agreement (together with the exhibits attached hereto (the "Agreement") to offer for sale to the public pursuant to a "best efforts" underwritten offering (the "Offering") up to 25,000,000 shares of Class A Common Stock, $.01 par value per share (the "Common Stock"), of the Company, each with one associated preferred stock purchase (a "Right") as described in the Rights Agreement defined below (such 25,000,000 shares of Common Stock together with such Rights, the "Shares"), and warrants to purchase up to an aggregate of 12,500,000 shares of Common Stock (to the extent the Rights Agreement is in effect on the date of exercise of such Warrant, each such share with one associated Right) (the "Warrants" and, together with the Shares, the "Securities"), which Warrants will be offered and issued on the basis of one Warrant to purchase one share of Common Stock for each two Shares purchased in the Offering. In connection with the Offering, the Company desires to engage C.E. Unterberg, Towbin, LLC as its exclusive agent (the "Agent") to offer the Securities to the public on a reasonable "best efforts" basis, upon the terms and subject to the conditions set forth in this Agreement. The Securities and the Offering are described in the Prospectus that is referred to below.

         The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement under the Act on Form S-3 (File No. 333-106288) filed with the Commission on June 19, 2003, and amendment No. 1 to such registration statement filed with the Commission on July 2, 2003 (such registration statement as amended or supplemented (other than supplements relating to offerings of securities other than the Offering) from time to time, the "registration statement"). The registration statement has been declared by the Commission to be effective under the Act. The Company will file with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement to the Basic Prospectus (as defined below), describing the Securities and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Agent.

         The term "Registration Statement" as used in this Agreement means the registration statement, at the time it became effective and as supplemented (other than supplements relating to offerings of securities other than the Offering) or amended, including (i) all financial schedules and exhibits thereto, and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein, which schedules, exhibits and documents have been filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System ("EDGAR"). The term "Basic Prospectus" as used in this Agreement means the basic prospectus dated July 3, 2003 filed with the Commission under Rule 424(b)(3) on July 3, 2003 for use in connection with the offer and/or sale of the Securities pursuant to this Agreement. "Preliminary Prospectus Supplement" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the Offering and is used prior to filing of the Prospectus Supplement, together with the Basic Prospectus. The term "Prospectus Supplement" as used in this Agreement means any final prospectus supplement specifically relating to the Securities, in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act. The term "Prospectus" as used in this Agreement means the Basic Prospectus as supplemented by the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented (other than supplements relating to offerings of securities other than the Offering) on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, any Preliminary Prospectus Supplement, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the documents incorporated by reference therein pursuant to Form S-3 (the "Incorporated Documents") and (ii) the copy of the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or the Incorporated Documents filed with the Commission pursuant to EDGAR. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act") after the effective date of the Registration Statement, or the date of the Basic Prospectus, the Preliminary Prospectus Supplement or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

         The Company hereby confirms its agreement with the Agent as follows:

         1. Agreement to Act as Agent. Upon the basis of the representations and warranties of the Company and subject to the terms and conditions set forth in this Agreement and in the letter agreement dated August 4, 2004 between the Company and the Agent (the "Engagement Letter"), the Company engages the Agent to act as its exclusive agent, on a reasonable "best efforts" basis, in connection with the offer and sale by the Company of the Securities. As compensation for services rendered, at the time of purchase (as defined below), the Company shall pay to the Agent by Federal Funds wire transfer to an account or accounts designated by the Agent, an amount equal to 6.5% of the gross proceeds received by the Company from the sale of the Securities in the Offering. In addition, at the time of purchase (as defined below) the Company will issue to the Agent a warrant (the "Agent's Warrant"), in the form of Exhibit A attached hereto, to purchase up to the number of shares of Common Stock (and associated Rights) equal to three percent (3%) of the aggregate number of Shares sold to Purchasers (as defined below) in the Offering. The shares of Common Stock (and associated Rights) issuable to the Agent upon exercise of the Agent's Warrant are referred to herein as the "Warrant Stock." The Securities are being offered and sold at a price of $0.78 for two Shares and one Warrant to purchase one share of Common Stock.

         This Agreement shall not give rise to any commitment by the Agent or any of its affiliates to underwrite or purchase any of the Securities or otherwise provide any financing. Subscription for Securities shall be evidenced by, and the sale of such Securities shall be made pursuant to, purchase agreements in substantially the form included as Exhibit B hereto duly executed by each purchaser of the Securities and the Company (the "Purchase Agreements"). Persons who agree to purchase Securities pursuant to the Purchase Agreements that are accepted by the Company are hereinafter referred to as the "Purchasers."

         2. Payment and Delivery. Subject to the terms and conditions hereof and of the Purchase Agreements, payment of the purchase price for, and delivery of certificates for, the Securities for which the Company has received Purchase Agreements acceptable to the Company shall be made at the office of Ropes & Gray LLP, One International Place, Boston, Massachusetts (or at such other place as shall be agreed upon by the Agent and the Company), at 10:00 A.M., New York City time, on or about September 15, 2004 (unless another time shall be agreed to by the Agent and the Company). Subject to the terms and conditions hereof and of the Purchase Agreements, payment of the purchase price for the Securities purchased by a Purchaser shall be made to the Company at the time of purchase by such Purchaser directly (or indirectly from the escrow account maintained by the Agent) by Federal Funds wire transfer of same day funds, against delivery of certificates for the Shares, through the facilities of The Depository Trust Company ("DTC") and delivery of the Warrant Agreements (as defined below) to the Agent for subsequent delivery to such Purchaser, and such Securities shall be registered in such name or names and shall be in such denominations, as the Purchaser thereof may request at least one business day before the time of purchase (as defined below). The Agent agrees to hold the purchase price delivered to it by persons who agree to purchase Securities in escrow as contemplated by the form of purchase agreement included as Exhibit B hereto. Subject to the terms and conditions hereof and of the Purchase Agreements, at the time of purchase the Agent shall deliver to the Company by Federal Funds wire transfer of same day funds the purchase price for any such Securities payable to the Company that has been deposited in the escrow account by the Purchasers, against delivery of such Securities to the Purchasers. The time at which such payment and delivery are made is hereinafter sometimes called "the time of purchase" and the date upon which the time of purchase occurs is hereinafter sometimes called the "Closing Date." The Agent will, upon request of the Company, confirm to the Company the aggregate amount of funds delivered to it in escrow by persons who have executed and delivered a Purchase Agreement. The Agent shall, promptly following the time of purchase, deliver to the Purchasers any Purchased Warrants received by it from the Company in accordance with the instructions set forth on the signature page of the applicable Purchase Agreement.

         Deliveries of the documents described in Section 5 hereof with respect to the purchase of the Securities shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts at 10:00 A.M., New York City time, on the date of the closing of the purchase of the Securities.

         3. Representations and Warranties of the Company. The Company represents, warrants and covenants to and agrees with the Agent that:

              (a) the Registration Statement was declared effective under the Act on July 3, 2003; no stop order of the Commission preventing or suspending the use of the Basic Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement or the Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge, are threatened by the Commission; the Company is eligible to use Form S-3 for the Offering; such Registration Statement at the date of this Agreement meets, and the Offering complies with, the requirements of Rule 415 under the Act. The Registration Statement complied when it became effective, complies, and will comply at the time of purchase, and the Prospectus conformed as of its date, conforms, and will conform at the time of purchase, in each case in all material respects with the requirements of the Act; any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Act or will not be filed within the requisite time period; and the Registration Statement did not at the time of effectiveness, does not and will not at the time of purchase contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus did not as of its date, does not and will not at the time of purchase contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Agent and furnished in writing by or on behalf of the Agent to the Company expressly for use in the Registration Statement or the Prospectus; the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the then most recent Preliminary Prospectus Supplement or Prospectus Supplement, as applicable, the Basic Prospectus and the Prospectus; the Company has timely filed all reports required of it to be filed pursuant to the Act and the Exchange Act and has filed all such reports in the manner prescribed thereby; the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements, in light of the circumstances under which they were made, therein not misleading; and any further documents so filed and incorporated by reference in the Basic Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will comply in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (b) as of the date of the Prospectus Supplement the Company has, and as of the time of purchase the Company shall have, an authorized capitalization as set forth in the Prospectus under the caption "Description of Capital Stock"; all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

              (c) as of August 25, 2004 there were 48,573,521 shares of Common Stock outstanding and the Company had reserved an aggregate of 11,896,105 shares of Common Stock for issuance upon exercise of outstanding stock options and warrants and for conversion of the Company's outstanding Class B common stock, in each case as described in the Prospectus; since August 25, 2004, the Company has not issued any securities other than Common Stock of the Company pursuant to the exercise of previously outstanding options in connection with the Company's employee stock purchase and option plans (the "Plans"), options granted pursuant to the Plans in the ordinary course of business consistent with past practice and Common Stock issued pursuant to the exercise of previously outstanding warrants, in each case as disclosed in the Prospectus; there are no authorized or outstanding options, warrants, preemptive rights, resale rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock or other securities of the Company other than pursuant to the Purchase Agreements and this Agreement and those described in the Prospectus; the description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options, warrants or other rights granted thereunder, set forth in the Registration Statement and the Prospectus accurately and fairly presents the information required by the Act to be disclosed therein with respect to such plans, arrangements, options and rights; the Rights are not now and never have been transferable separately from the shares of Common Stock or exercisable; no person, including any of the Company's stockholders at the time of the issuance of the Rights, has to the knowledge of the Company at any time been an Acquiring Person and no Distribution Date or Shares Acquisition Date has occurred or been proposed; the execution of this Agreement and the Agent's Warrant and the completion of the transactions contemplated hereby and thereby, including the acquisition of the Securities, the Agent's Warrant or the Warrant Stock will not cause:
         (i) to the knowledge of the Company, assuming the accuracy of the representations and warranties of the Purchasers made in the Purchase Agreements, any Purchaser or the Agent to become an Acquiring Person, or (ii) a Distribution Date or a Shares Acquisition Date to occur; the Rights Agreement dated as of September 24, 1999 between the Company and American Stock Transfer & Trust Company, as rights agent, (the "Rights Agreement") was duly authorized, executed and delivered by the Company effective as of September 24, 1999; there have been no amendments to the Rights Agreement; as used in this section the following terms have the meanings given to them in the Rights
         Agreement: "Acquiring Person", "Distribution Date" and "Shares Acquisition Date";

              (d) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and ; to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Securities as contemplated herein; no governmental proceeding has been instituted in the State of Delaware revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority;

              (e) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, condition, financial or otherwise, operations, prospects or results of operation of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"); no governmental proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such qualification, except for such proceedings as would not, individually or in the aggregate, have a Material Adverse Effect;

              (f) the Company has no subsidiaries (as defined in the Act) other than NeuroBlok, Inc. ("NeuroBlok"), DeNovo Technologies Corp., Biopure Netherlands BV, Biopure South Africa, Ltd., Biopure Overseas Holding Company and Reperfusion Systems, Inc. (collectively, the "Subsidiaries"), it being acknowledged for the avoidance of doubt that Eleven Hurley Street Associates is not such a subsidiary; except as disclosed in the Registration Statement or the Prospectus, the Company owns all of the issued and outstanding capital stock of each of the Subsidiaries other than NeuroBlok; none of the subsidiaries is a "significant subsidiary" within the meaning of rule 1-02(w) of Regulation S-X or is otherwise material to the business or operations of the Company; the Company owns shares of NeuroBlok capital stock representing not less than 60% of NeuroBlok's issued and outstanding shares of capital stock and not less than 60% of the voting power of NeuroBlok's issued and outstanding capital stock; other than the capital stock of the Subsidiaries and except as disclosed in the Registration Statement or the Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificate of incorporation and the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to the Agent, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement or the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, except for any such proceedings as would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries held by the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company subject to no security interest, other encumbrance or adverse claims except as disclosed in the Registration Statement or the Prospectus, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding except as disclosed in the Registration Statement or the Prospectus;

              (g) [INTENTIONALLY OMITTED]

              (h) the Shares and the Warrants have been duly and validly authorized by the Company and, when the Shares are issued and delivered against payment therefor as provided herein and when the shares of Common Stock issuable upon exercise of the Warrants are issued in accordance with the terms of the Warrants, the Shares and the shares of Common Stock issuable upon exercise of the Warrants, respectively, will be duly and validly issued, fully paid and non-assessable and will not be issued in violation of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Agent's Warrant has been duly and validly authorized by the Company and upon delivery to the Agent at the time of purchase will be duly issued and will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Warrant Stock has been duly authorized and reserved for issuance upon the exercise of the Agent's Warrant and when issued upon payment of the exercise price therefor will be validly issued, fully paid and nonassessable;

              (i) the Common Stock (including the Shares) conforms in all material respects to the description thereof contained in the Registration Statement or the Prospectus, the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability under Delaware corporate law by reason of being such holders;

              (j) this Agreement has been duly authorized, executed and delivered by the Company;

              (k) except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective certificate of incorporation or bylaws, (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or over their respective properties, or (iii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties is bound, except in the case of clause (ii) and (iii) above where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect and in the case of clause (i) above for such breaches, violations or defaults with respect to the certificate of incorporation or bylaws of Subsidiaries of the Company as would not, individually or in the aggregate, have a Material Adverse Effect;

              (l) the execution, delivery and performance of this Agreement and the Agent's Warrant, and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale of the Securities, the Agent's Warrant and the Warrant Stock will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under)
         (i) the certificate of incorporation or bylaws of the Company or any of the Subsidiaries, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound, or (iii) any federal, state, local or foreign statute, law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respect properties, except where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect;

              (m) the Common Stock (including the Shares) is registered under the Exchange Act and the outstanding shares of Common Stock of the Company are quoted on The Nasdaq Stock Market ("Nasdaq") and the Company has taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Shares from Nasdaq, nor has the Company received any information suggesting that the Commission or (except as disclosed in the Prospectus) Nasdaq is contemplating terminating or suspending such registration or listing. All of the shares of Common Stock included in, or issuable upon exercise or conversion of, the Securities and the Agent's Warrant were described in a "Notification Form for Listing of Additional Shares" filed with Nasdaq. The Company has complied with the requirements of Rule 4350(i)(2) of the Nasdaq Marketplace Rules in connection with the Offering;

              (n) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency or of or with Nasdaq, or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby other than registration under the Act of the offer and sale of the Securities and filings with Nasdaq, each of which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which Securities are being offered or under the rules and regulations of the National Association of Securities Dealers, Inc.;

              (o) except as disclosed in the Registration Statement or the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (ii) except as provided herein or in the Engagement Letter, no person has the right to act as an underwriter, placement agent or financial advisor to the Company in connection with the offer and sale of the Securities, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated thereby or otherwise; except as disclosed in the Registration Statement or the Prospectus, and except for shares of Common Stock underlying warrants previously issued to placement agents and entitling such placement agents to purchase an aggregate of 59,000 shares of Common Stock at exercise prices in excess of $3.00 per share of Common Stock, none of which warrants have been exercised as of the date hereof, no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or interests in the Registration Statement or the Offering, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated thereby or otherwise;

              (p) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, in order to conduct its respective business as currently conducted and has conducted such business in accordance with such laws, regulations and rules, except where the failure to have such licenses, authorizations, consents and approvals or the failure to conduct business in accordance with such laws, rules and regulations would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of such Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

              (q) all legal or governmental proceedings, affiliate transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

              (r) except as disclosed in the Registration Statement or the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

              (s) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the Exchange Act;

              (t) the consolidated financial statements included in the Registration Statement or the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and the consolidated Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the consolidated Subsidiaries for the periods specified and comply in all material respects with the requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved except as set forth in the notes thereto and subject, in the case of unaudited financial statements, to normal year-end adjustments, which are not expected to be material in amount; any pro forma financial statements or data included in the Registration Statement or the Prospectus comply with the requirements of Regulation S-X of the Act, the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the supporting exhibits and schedules in the Registration Statement, if any, present fairly in all material respects the information required to be stated therein; the other financial and statistical data set forth in the Registration Statement or the Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) or supporting schedules or exhibits that are required to be included in the Registration Statement or the Prospectus that are not included as required; and the Company and the consolidated Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement or the Prospectus;

              (u) except as set forth in the Registration Statement or the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, condition, financial or otherwise, operations, prospects or results of operation of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock (other than pursuant to the exercise or conversion of outstanding stock options or warrants described in the Prospectus) or any material change in the outstanding indebtedness of the Company or the Subsidiaries or
         (v) any dividend or distribution of any kind declared, paid or made on any class of capital stock of the Company;

              (v) neither the Company nor any of the Subsidiaries is nor, after giving effect to the Offering as described in the Prospectus, will any of them be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

              (w) the Company and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company or its "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA; "ERISA Affiliate" means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company is a member; no "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates; no "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA); neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under: (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan"; or (ii) Sections 412, 4971, 4975 or 4980B of the Code; each "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification;

              (x) except as disclosed in the Registration Statement or the Prospectus, the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statement or in the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; all the property (real and personal) described in the Registration Statement or the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect;

              (y) except as disclosed in the Registration Statement or the Prospectus, the Company and the Subsidiaries own, or have obtained licenses for, or have other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement or the Prospectus as being owned or licensed by them, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect; the expiration of any registered patents, trademarks, service marks or copyrights owned by the Company or any of its Subsidiaries would not result in a Material Adverse Effect that is not otherwise specifically disclosed in the Basic Prospectus and Prospectus Supplement; except as disclosed in the Registration Statement or the Prospectus, there are no third parties who have or, to the Company's knowledge, will be able to establish rights to any material intellectual property owned by the Company; to the knowledge of the Company, there is no infringement by third parties of any material intellectual property owned by the Company; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any material intellectual property or challenging the validity or scope of any material intellectual property owned by the Company; except as disclosed in the Registration Statement or the Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; except as disclosed in the Registration Statement or the Prospectus, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any patent or patent application owned by the Company; and to the knowledge of the Company, there is no prior art that could reasonably be expected to render any patent application owned by the Company unpatentable that has not been disclosed to the U.S. Patent and Trademark Office.

              (z) except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect and except as disclosed in the Registration Statement or the Prospectus, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company's knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

              (aa) except as disclosed in the Registration Statement or the Prospectus, the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; except as disclosed in the Registration Statement or the Prospectus, there are no past or present conditions, circumstances, activities, practices, actions, omissions or plans that would reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect and except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below); no property which is owned, leased or occupied by the Company or any Subsidiary has been designated as a Superfund site pursuant to the U.S. Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable federal, state or local law; in the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

              (bb) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties shown as due thereon from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided, except as would not, individually or in the aggregate, have a Material Adverse Effect;

              (cc) the Company and each of the Subsidiaries maintains insurance policies covering its properties, operations, personnel and businesses with recognized, financially sound and reputable institutions in such amounts and with such deductibles and covering such risks as are prudent and customary in the business in which it is engaged; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase except as would not, individually or in the aggregate, have a Material Adverse Effect; the Company has no reason to believe that it will not be able: (i) to renew its existing insurance coverage as and when such policies expire to the extent such coverage is available on commercially reasonable terms; or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect; the Company has not been denied any insurance coverage that it has sought or for which it has applied;

              (dd) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements in the Registration Statement or the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree except as disclosed in the Registration Statement or the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect;

              (ee) each agreement described in or filed as an exhibit to the Registration Statement or the Prospectus is in full force and effect and is valid and enforceable by the Company in accordance with its terms, except for such as would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor, to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred that with notice or lapse of time or both would constitute such a default, in any such case where such default or event would have a Material Adverse Effect; except as disclosed in the Registration Statement or the Prospectus and except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company has not sent or received any written communication regarding termination of any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination has been threatened by the Company or, to the Company's knowledge, any other party to any such contract or agreement;

              (ff) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

              (gg) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) as required by and in compliance in all material respects with the Exchange Act; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the Commission as currently in effect (the "Sarbanes-Oxley Act"), and the statements contained in any such certification are complete and correct in all material respects; there is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, including Section 402 related to loans and Sections 302 and 906 related to certifications;

              (hh) the Company has made available to the Agent (including through the public availability of documents filed on EDGAR) true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or, to the knowledge of the Company, any family member or affiliate of any director or executive officer of the Company; and since July 31, 2004, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or, to the knowledge of the Company, to or for any family member or affiliate of any director or executive officer of the Company; or, (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or, to the knowledge of the Company, any family member or affiliate of any director or executive officer, which loan was outstanding on July 31, 2004;

              (ii) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practice Act of 1977, as amended and the rules and regulations thereunder (the "FCPA") and the Company and its Subsidiaries have conducted their business in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

              (jj) any statistical and market-related data included in the Registration Statement or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

              (kk) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or the Subsidiaries (acting on behalf of the Company or the Subsidiary) has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus; and

              (ll) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or would reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of applicable law.

         In addition, any certificate signed by any officer of the Company and delivered to the Agent or counsel for the Agent in connection with the closing of the sale of the Securities shall be deemed to be a representation and warranty by the Company as to matters covered thereby, to the Agent.

         4. Certain Covenants of the Company. The Company hereby agrees:

              (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale by the Company under the securities or blue sky laws of such states or other jurisdictions as the Agent may designate and to maintain such qualifications in effect so long as the Agent may request for the distribution of the Securities; provided that the Company shall not be required to qualify as a foreign corporation, to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities by the Company) or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject; and to promptly advise the Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

              (b) to make available to the Agent electronic copies of the Basic Prospectus, the Preliminary Prospectus Supplement and the Prospectus (in each case as amended or supplemented if the Company shall have made any amendments or supplements thereto after the respective dates of such documents); to furnish the Agent, without charge, during the period beginning on the date hereof and ending on the later of the time of purchase or such date, as in the opinion of counsel for the Agent, the Prospectus Supplement is no longer required by law to be delivered in connection with sales by the Agent, as many copies of the Prospectus and any amendments and supplements thereto (including any Incorporated Documents) as the Agent may reasonably request;

              (c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Securities may be sold in the Offering, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and the Company will advise the Agent promptly and, if requested by the Agent, will confirm such advice in writing when the Registration Statement and any such post-effective amendment thereto has become effective;

              (d) to advise the Agent promptly, confirming such advice in writing, of any request by the Commission, made prior to the time of purchase, for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, made prior to the time of purchase, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order prior to the time of purchase suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise the Agent promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, made prior to the time of purchase, including by filing any documents that would be incorporated therein by reference, to provide the Agent and its counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing;

              (e) subject to Section 4(d) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required to be delivered in connection with the Offering;

              (f) to advise the Agent promptly of the happening of any event within the time during which a prospectus for the Offering is required to be delivered under the Act, which requires the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(d) hereof, to prepare and furnish, at the Company's expense, to the Agent promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change; before amending the Registration Statement or supplementing any Preliminary Prospectus Supplement or the Prospectus in connection with the Offering, the Company will furnish you with a copy of such proposed amendment or supplement and will not file such amendment or supplement to which you reasonably object;

              (g) to make generally available to its security holders, and to deliver to the Agent, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period;

              (h) for so long as a prospectus is required to be delivered under the Act in connection with the Offering, to comply with all the undertakings contained in the Registration Statement;

              (i) to apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

              (j) without duplication, to reimburse the Agent for expenses in accordance with Section 4 of the Engagement Letter and to pay all of the Company's costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Basic Prospectus, each Preliminary Prospectus Supplement and Prospectus Supplement, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Agent (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable by the Company upon the sale, issuance or delivery of the Securities sold by the Company in the Offering, (iii) the producing, word processing and/or printing of this Agreement, any Purchase Agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Agent and the Purchasers, (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Agent) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Agent and to dealers, (v) any qualification of the Securities for quotation on Nasdaq and any registration thereof under the Exchange Act, (vi) the fees and disbursements of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Company relating to any presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities, and (viii) the performance of the Company's other obligations hereunder;

              (k) until the completion of the distribution of the Shares in the Offering, not to take, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; and

              (l) the Company will timely, and in any event prior to the time of purchase, file this Agreement and the Agent's Warrant with the Commission on an appropriate form.

         5. Conditions of Agent's Obligations. The obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company contained herein on the date hereof and at the time of purchase and the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

              (a) The Company shall furnish to the Agent at the time of purchase an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, addressed to the Agent, and dated the time of purchase, in form and substance as set forth on Exhibit D-1 hereto and a letter of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, addressed to the Agent, and dated the time of purchase, in form and substance as set forth on Exhibit D-2.

              (b) The Company shall furnish to the Agent at the time of purchase an opinion of Jane Kober, Esq., general counsel for the Company, addressed to the Agent, and dated the time of purchase, in form and substance as set forth on Exhibit E hereto.

              (c) The Company shall furnish to the Agent at the time of purchase an opinion of Hamilton, Brook, Smith & Reynolds, P.C., intellectual property counsel for the Company, addressed to the Agent, and dated the time of purchase, in form and substance as set forth on Exhibit F hereto.

              (d) The Company shall furnish to the Agent at the time of purchase an opinion of Hyman, Phelps & McNamara, P.C., regulatory counsel for the Company, addressed to the Agent, and dated the time of purchase, in form and substance as set forth on Exhibit G hereto.

              (e) The Agent shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement and the time of purchase, and addressed to the Agent in the form and substance heretofore approved by, or otherwise satisfactory to, the Agent.

              (f) The Agent shall have received from Ropes & Gray LLP, counsel for the Agent, such opinion or opinions dated the time of purchase and addressed to the Agent, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and other related matters as the Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

              (g) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which you reasonably object in writing.

              (h) Prior to the time of purchase, (i) the Prospectus Supplement shall have been duly filed with the Commission in accordance with Rule 424(b); (ii) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (iii) no order preventing or suspending the use of the Prospectus Supplement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; (iv) no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by the Commission or Nasdaq and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by the Commission or Nasdaq;
         (v) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (vi) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

              (i) Between the time of execution of this Agreement and the time of purchase, no material adverse change or any development involving a prospective material adverse change in business, properties, management, condition, financial or otherwise, operations, prospects or results of operation of the Company and the Subsidiaries taken as a whole shall occur or become known, which, in the sole judgment of the Agent, makes it impracticable or inadvisable to proceed with the public offering of the Securities on the terms and in the manner contemplated by the Prospectus.

              (j) The Company shall have furnished to the Agent a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the date of the time of purchase, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that to the knowledge of such person after reasonable inquiry:

                  (1) the representations and warranties of the Company in this Agreement are true and correct on and as of the time of purchase with the same effect as if made at the time of purchase and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the time of purchase;

                  (2) the Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such person's knowledge, threatened; and

                  (3) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, except as disclosed in the Prospectus there has been no material adverse change or any development involving a prospective material adverse change in business, properties, management, condition, financial or otherwise, operations, prospects or results of operation of the Company and the Subsidiaries taken as a whole.

              (k) [INTENTIONALLY OMITTED]

              (l) At the time of purchase, concurrently with the purchase and sale of the Securities, the Company must have issued and delivered the Agent's Warrant to the Agent.

              (m) Prior to the time of purchase, the Company shall have furnished to the Agent a letter substantially in the form of Exhibit C hereto from each officer and director of the Company addressed to the Agent.

              (n) All of the shares of Common Stock included in, or issuable upon exercise or conversion of, the Securities and the Agent's Warrant shall have been described in a "Notification Form for Listing of Additional Shares" filed with Nasdaq.

              (o) All requests for additional information on the part of the Commission shall have been complied with and the National Association of Securities Dealers, Inc. shall have raised no objection to the fairness and reasonableness of the placement agency terms and arrangements.

              (p) The Company shall have furnished to you such other documents and certificates as the Agent may reasonably request.

         6. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

         The obligations of the Agent hereunder shall be subject to termination in the absolute discretion of the Agent if (x) any of the conditions specified in Section 5 have not been fulfilled as of 10:00 A.M. New York City time on the date specified in Section 2, or (y) since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or Nasdaq; (ii) a suspension or material limitation in trading in the Company's securities on Nasdaq; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Agent's sole judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

         If the Agent elects to terminate this Agreement as provided in this
Section 6, the Company shall be notified promptly in writing.

         If the sale of the Securities, as contemplated by this Agreement, is not carried out by the Agent for any reason permitted under this Agreement or if such sale is not carried out because of any refusal, inability or failure on the part of the Company to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(j) hereof), and the Agent shall be under no obligation or liability to the Company under this Agreement. Under such circumstances, the Engagement Letter shall remain in full force and effect in accordance with its terms.

         7. Indemnity and Contribution.

                  (a) The Company agrees to indemnify and hold harmless the Agent, the directors, officers, employees and agents of the Agent and each person who controls the Agent within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or in the Basic Prospectus, any Preliminary Prospectus Supplement or the Prospectus, or in any amendment thereof or supplement thereto, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any act or failure to act or any alleged act or failure to act by the Agent in connection with, or relating in any manner to, the Securities or the Offering, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered above and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by the Agent specifically for inclusion therein; provided, further, that with respect to any Preliminary Prospectus Supplement, the foregoing indemnity agreement shall not inure to the benefit of any indemnified party if the Company identified the untrue statement or omission in writing to the Agent and copies of the Prospectus were timely delivered to the Agent pursuant to this Agreement and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Agent to such person asserting such loss, claim, damage, liability or expense, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the delivery of such Prospectus (as so amended or supplemented) would have caused such loss, claim, damage, liability or expense not to have been incurred. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) The Agent agrees to indemnify and hold harmless the Company, each of its directors and officers, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Agent, but only with reference to written information relating to the Agent furnished to the Company by the Agent specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Agent may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with an actual or reasonably likely conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon the advice of counsel that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions arising out of the same allegations be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Agent if more than one indemnified party seeks indemnification under paragraph (a) above. An indemnifying party will not, without the prior written consent of the indemnified parties covered thereby, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder by the indemnified parties covered thereby (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each such indemnified party from all liability arising out of such claim, action, suit or proceeding. No indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment if it would be otherwise obligated to do so hereunder.

                  (d) In the event that the indemnity provided in paragraph
(a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Agent severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Agent may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Agent on the other from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Agent severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Agent on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Agent shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus and the value of the Agent's Warrant as determined as of the time of purchase using the Black-Scholes method assuming 60% volatility for purposes of making this calculation. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Agent agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), (i) the Agent shall not be required to contribute any amount in excess of the amount of the placement agent fees actually received by such Agent pursuant to this Agreement (including the value of the Agent's Warrant as determined as of the time of purchase using the Black-Scholes method assuming 60% volatility for purposes of making this calculation), and
(ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, each person who controls the Agent within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Agent shall have the same rights to contribution as the Agent, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Agent set forth in or made in a certificate delivered pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agent or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 4(j) and 7 hereof shall survive the termination or cancellation of this Agreement.

         8. Information Furnished by the Agent. The statements set forth in the ninth paragraph relating to stabilization under the caption "Plan of Distribution" in the Preliminary Prospectus Supplement and the Prospectus Supplement constitute the only information furnished by or on behalf of the Agent as such information is referred to in Sections 3 and 7 hereof.

         9. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and shall be delivered or sent by courier, hand delivery, mail, facsimile transmission or telegram and, if to the Agent, shall be sufficient in all respects if delivered or sent to C.E. Unterberg, Towbin, LLC, 350 Madison Avenue, New York, NY 10017, Facsimile number (212) 389-8881, Attention: General Counsel and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 11 Hurley Street, Cambridge, Massachusetts 02141, Facsimile number (617) 234-6507, Attention: Chief Financial Officer.

         10. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         11. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Agent consent to the jurisdiction of such courts and personal service with respect thereto. Each of the Company and the Agent hereby consents to personal jurisdiction, service and venue in any court in which any Claim is brought by any third party against the Agent or any indemnified party. Each of the Agent and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company and the Agent agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Agent and may be enforced in any other courts to the jurisdiction of which either the Company or the Agent is or may be subject, by suit upon such judgment.

         12. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Agent and the Company and to the extent provided in Section 7 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a Purchaser) shall acquire or have any right under or by virtue of this Agreement.

         13. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         14. Successors and Assigns. This Agreement shall be binding upon the Agent and the Company and their successors and assigns and any successor or assign of the Company's and the Agent's respective businesses and/or assets.

         15. Engagement Letter. Except to the extent specifically stated herein, the Engagement Letter shall remain in full force and effect in accordance with its terms; provided, however, that to the extent any provision of this Agreement conflicts with, or addresses representations, warranties, rights or obligations also addressed by, the Engagement Letter (including without limitation, the separate letter agreement signed concurrently with the Engagement Letter and dated August 4, 2004 between the parties regarding indemnification), the provisions of this Agreement shall supersede the conflicting or duplicative provisions of the Engagement Letter solely with respect to the Offering. Except as provided in this Section 15, this Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Agent.

         If the foregoing correctly sets forth the understanding between the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement between the Company and the Agent.

                                              Very truly yours,

                                              BIOPURE CORPORATION



                                              By: /s/ Francis H. Murphy
                                                 -----------------------------
                                              Name:  Francis H. Murphy
                                              Title:  Chief Financial Officer


Accepted and agreed to as of the
date first above written

C.E. Unterberg, Towbin, LLC



By:  __________________________
      Name:
      Title:

                                                                 Exhibit A
                                                                 ---------
                            FORM OF AGENT'S WARRANT

                  See Exhibit 4.1 to this report on Form 8-K

                                                                 Exhibit B
                                                                 ---------
                          FORM OF PURCHASE AGREEMENT

                  See Exhibit 10.1 to this report on Form 8-K

                                                                 Exhibit C
                                                                 ---------

                           FORM OF LOCK-UP AGREEMENT

 [Letterhead of officer, director or major shareholder of Biopure Corporation]

                              Biopure Corporation
                        Public Offering of Common Stock


                                                          September __, 2004

C.E. Unterberg, Towbin, LLC
350 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the Placement Agency Agreement (the "Placement Agreement") to be entered into by Biopure Corporation, a Delaware corporation (the "Company"), and you as placement agent, relating to a public offering of shares of Class A Common Stock, $0.01 par value (the "Common Stock"), of the Company and warrants to purchase additional shares of Common Stock (the "Offering").

         In order to induce you to enter into the Placement Agreement, the undersigned will not, without the prior written consent of C.E. Unterberg, Towbin, LLC, offer, sell, contract to sell, pledge or otherwise dispose of, file (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition as effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock, in each case that are currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce an intention to effect any such transaction, for a period commencing on the date hereof and ending 90 days after the date of the final prospectus supplement for the Offering, other than (i) transfers pursuant to a court order, decree or settlement, (ii) transfers of shares of Common Stock or other securities approved by C.E. Unterberg, Towbin, LLC,
(iii) pledges of Common Stock or other securities to a bank or other financial institution, (iv) transfers of Common Stock or other securities to members of the immediate family of the undersigned or to a corporation, partnership, limited liability company or other entity wholly-owned by the undersigned or members of the immediate family of the undersigned, (v) transfers to charitable organizations, (vi) transfers to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, and (vii) the exercise of options and transfers of shares of Common Stock to the Company used to pay taxes applicable to the exercise of options in accordance with the Company's stock option arrangements; provided that in the case of any transfer pursuant to clause (iii), (iv), (v) or (vi), the transferee agrees to be bound by the restrictions set forth herein and in the case of exercises of options pursuant to clause (vii) the holder agrees to be bound by the restrictions set forth herein with respect to the shares issued upon such exercise.

For purposes of this lock-up agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         If for any reason the Placement Agreement shall be terminated prior to the Closing Date (as defined in the Placement Agreement), the agreement set forth above shall likewise be terminated and the undersigned shall have no further obligations hereunder.



                                                     Yours very truly,



                                                     __________________________
                                                     Name:

                                                     Address:

                                                                 Exhibit 4.1



                              BIOPURE CORPORATION

                                AGENT'S WARRANT



Warrant No.  [          ]                      Dated:  September [    ], 2004

         Biopure Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, C.E. Unterberg, Towbin, LLC or its registered assigns (including permitted transferees, the "Holder"), is entitled to purchase from the Company up to a total of [ ] shares (as adjusted from time to time as provided in Section 9) of Common Stock (as defined below), together with the associated preferred stock purchase rights under that certain Rights Agreement (the "Rights Agreement") dated as of September 24, 1999 between the Company and American Stock Transfer & Trust Company, as rights agent, to the extent the Rights Agreement is in effect on the date of such purchase, at an exercise price equal to $[ ] per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after September [__], 2004 (the "Initial Exercise Date") to and including September [__], 2009 (the "Expiration Date"), and subject to the following terms and conditions.

         1. Definitions. The capitalized terms used herein and not otherwise defined shall have the meanings set forth below:

                  "Affiliate" of any specified Person means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" means the power to direct the management and policies of such Person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Common Stock" means the Class A common stock of the Company, $0.01 par value per share.

                  "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange or Nasdaq, and any successor markets thereto.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Market Price" shall mean (i) if the principal trading market for such securities is an exchange, the average of the last reported sale prices per share for the last ten previous Trading Days in which a sale was reported, as officially reported on any consolidated tape, (ii) if clause
(i) is not applicable, the average of the closing bid price per share for the last ten previous Trading Days as set forth by Nasdaq or (iii) if clauses (i) and (ii) are not applicable, the average of the closing bid price per share for the last ten previous Trading Days as set forth in the National Quotation Bureau sheet listing for such securities. Notwithstanding the foregoing, if there is no reported sales price or closing bid price, as the case may be, on any of the ten Trading Days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith after reasonable investigation by resolution of the Board of Directors of the Company.

                  "Nasdaq" means the Nasdaq SmallCap Market or Nasdaq National Market, and any successor markets thereto.

                  "Other Securities" refers to any capital stock (other than Common Stock) and other securities of the Company or any other Person which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, pursuant to the terms hereof upon the exercise of this Warrant, in lieu of or in addition to Common Stock.

                  "Person" means any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Registration Statement" means the Company's Registration Statement on Form S-3 filed with the Commission on June 19, 2003, as such registration statement is amended or supplemented.

                  "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on any Eligible Market or (b) if the Common Stock is not then quoted and traded on any Eligible Market, then a day on which trading occurs on the Nasdaq National Market (or any successor thereto).

                  "Warrant Shares" shall initially mean shares of Common Stock (together with the associated preferred stock purchase rights under the Rights Agreement to the extent the Rights Agreement is in effect on the applicable date) and in addition may include Other Securities and Substituted Property (as defined in Section 9(e)(x)) issued or issuable from time to time upon exercise of this Warrant.

         2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes.

         3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Appendix A duly completed and signed, to the Company at its address specified herein. Upon any such registration and transfer, a new warrant in substantially the form of a Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

         4. Exercise and Duration of Warrant.

                  (a) This Warrant shall be exercisable, either in its entirety or for a portion of the number of Warrant Shares, by the registered Holder at any time and from time to time from and after the Initial Exercise Date to and including the Expiration Date. At 5:00 P.M. New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value, and the Holder hereof shall have no right to purchase any additional Warrant Shares hereunder.

                  (b) A Holder may exercise this Warrant by delivering to the Company, in accordance with Section 13, this Warrant, together with (i) an exercise notice, in the form attached hereto as Appendix B (the "Exercise Notice"), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (as set forth in Section 4(c) below), and the date such items are received by the Company is an "Exercise Date." Execution and delivery of an Exercise Notice in respect of less than all of the Warrant Shares issuable upon exercise of this Warrant shall result in the cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

                  (c) The Holder shall pay the Exercise Price (i) in cash, by certified bank check payable to the order of the Company or by wire transfer of immediately available funds in accordance with the Company's instructions or (ii) if at any time on or after the Initial Exercise Date the Market Price exceeds the Exercise Price, by electing a "cashless exercise" of this Warrant by delivering to the Company, in accordance with Section 13, this Warrant, together with an Exercise Notice electing such "cashless exercise," in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                           X = Y [(A-B)/A]

                           where:

                           X = the number of Warrant Shares to be issued to the
                               Holder upon such cashless exercise;

                           Y = the number of Warrant Shares with respect to
                               which this Warrant is being exercised;

                           A = the Market Price on the Exercise Date; and

                           B = the Exercise Price.

                  (d) Notwithstanding anything to the contrary contained herein, the number of Warrant Shares for which this Warrant may be exercised upon its exercise by the Holder (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant. By written notice to the Company, the Holder may waive the provisions of this Section 4(d), but any such waiver will not be effective until the 61st day after delivery of such notice. For purposes of this section and assisting the calculation required hereunder, the Company shall provide the Holder, upon two (2) days' prior written notice, the number of shares of Common Stock outstanding as of the most recent practicable date.

                  (e) Notwithstanding anything to the contrary contained herein, the number of Warrant Shares for which this Warrant may be exercised upon its exercise by the Holder (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant. This restriction may not be waived. For purposes of this section and assisting the calculation required hereunder, the Company shall provide the Holder, upon two (2) days' prior written notice, the number of shares of Common Stock outstanding as of the most recent practicable date.

                  (f) Except as otherwise provided for herein, this Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company by virtue of the ownership hereof.


         5. Delivery of Warrant Shares.

                  (a) Upon exercise of this Warrant, the Company shall promptly, issue or cause to be issued and deliver or cause to be delivered to the Holder, in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise (the "Certificate") bearing no restrictive legends. The Holder, or any Person so designated by the Holder to receive the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. Failure by the Company to deliver the Certificate (or to instruct DTC to credit the Holder's balance account with DTC for the Warrant Shares issuable upon such exercise) on or before the tenth day following the Exercise Date (the "Outside Date") shall entitle the Holder to an amount in cash from the Company for each Trading Day following the Outside Date until the delivery is effected equal to 1.0% of the product of (i) the Warrant Shares issuable upon such exercise and (ii) the positive difference between the Market Price on the Outside Date and the Exercise Price.

                  (b) The Warrant and the Warrant Shares will be registered pursuant to the Registration Statement, and the Company covenants and agrees to maintain the effectiveness of the Registration Statement until the earlier of (i) such time as the Warrant Shares have been sold thereunder or (ii) one hundred and eighty (180) days following the exercise in full of the Warrant or the expiration of any Warrant Shares not previously exercised thereunder. Not withstanding the foregoing, in the event that, prior to such time as all of the Warrant Shares have been sold by the Holder, the Company ceases to be eligible under the Securities Act of 1933, as amended (the "Act") or the rules and regulations promulgated thereunder, to maintain a registration statement on Form S-3, or in the event that the Warrant or the Warrant Shares cease to be eligible for inclusion in such Registration Statement to the extent necessary to permit the Holder to exercise the Warrant and sell the Warrant Shares without restriction under the Act, the Company will promptly (and in any event within 10 days of the date that the Warrant or any Warrant Shares cease to be so eligible), amend or file a new registration statement under the Act on a form eligible for use by the Company for the registration of such securities and use its best efforts to have such registration statement declared effective by the Commission as soon as practicable after such filing, which registration statement shall include such information as may be required to permit the exercise of the Warrant and the sale of the Warrant Shares without restriction under the Act. The Holder acknowledges and agrees that the Warrant shall be exercisable pursuant to any such registration statement only at such times as the registration statement is effective or in accordance with any applicable exemption from the registration requirements of the Act. During such time as the Warrant Shares are registered pursuant to any registration statement under the Act, the Company further covenants and agrees to make timely filings of all documents required to be filed under the Act or the Exchange Act in order to ensure that the registration statement, including the documents incorporated by reference therein, if any, do not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (c) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

         6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue, delivery or registration of any certificates for Warrant Shares or Warrant in a name other than that of the Holder and that the Holder will be required to pay any tax with respect to cash received in lieu of fractional shares. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company, at the sole expense of the Holder (such expenses, if any imposed by the Company to be reasonable), shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and in substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested by the Company.

         8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from all taxes, liens, claims, encumbrances with respect to the issuance of such Warrant Shares and will not be subject to any pre-emptive rights or similar rights (taking into account the adjustments and restrictions of Section 9 hereof). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued, fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed or quoted, as the case may be; provided, however, that such actions shall only require the Company's best efforts (or other specified standard) to the extent specifically provided for in this Warrant.

         9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

                  (a) Stock Dividends. If the Company, at any time while this Warrant is outstanding, pays a dividend on its Common Stock payable in additional shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, then in each such case the Exercise Price shall be multiplied by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the opening of business on the day after the record date for the determination of stockholders entitled to receive such dividend or distribution and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after the distribution date of such dividend or distribution. Any adjustment made pursuant to this Section 9(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution; provided, however, that if following such record date the Company rescinds or modifies such dividend or distribution, the Exercise Price shall be appropriately adjusted (as of the date that the Company effectively rescinds or modifies such dividend or distribution) to take into account the effect of such rescinded or modified dividend or distribution on the Exercise Price pursuant to this Section 9(a).

                  (b) Stock Splits. If the Company, at any time while this Warrant is outstanding, (i) subdivides outstanding shares of Common Stock into a larger number of shares, or (ii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and
(B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment pursuant to this
Section 9(b) shall become effective immediately after the effective date of such subdivision or combination.

                  (c) Reclassifications. A reclassification of the Common Stock (other than any such reclassification in connection with a merger or consolidation to which Section 9(e) applies) into shares of any other class of stock shall be deemed:

                           (i) a distribution by the Company to the holders of
its Common Stock of such shares of such other class of stock for the purposes and within the meaning of this Section 9; and

                           (ii) if the outstanding shares of Common Stock
shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock for the purposes and within the meaning of Section 9(b).

                  (d) Other Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) shares of any class of capital stock,
(iii) rights or warrants to subscribe for or purchase any shares of any class of capital stock or (iv) any other asset, other than a distribution of Common Stock covered by Section 9(a), (in each case, "Distributed Property"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution (and the Exercise Price thereafter applicable) shall be adjusted (effective on and after such record date) to equal the product of such Exercise Price multiplied by a fraction, (A) the numerator of which shall be Market Price on such record date less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, which, if the Distributed Property is other than cash or marketable securities, shall be as determined in good faith by the Board of Directors of the Company whose determination shall be described in a board resolution, and
(B) the denominator of which shall be the Market Price on such record date; provided, however, that if following the record date for such distribution the Company rescinds or modifies such distribution, the Exercise Price shall be appropriately adjusted (as of the date that the Company effectively rescinds or modifies such distribution) to take into account the effect of such rescinded or modified distribution on the Exercise Price pursuant to this
Section 9(d).

                  (e) Fundamental Transactions. If, at any time following the Initial Exercise Date, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions or (iii) there shall occur any merger of another Person into the Company whereby the Common Stock is cancelled, converted or reclassified into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, as a condition to the consummation of such Fundamental Transaction, the Company shall (or, in the case of any Fundamental Transaction in which the Company is not the surviving entity, the Company shall take all reasonable steps to cause such other Person to) execute and deliver to the Holder of this Warrant a written instrument providing that:

                           (x) so long as this Warrant remains outstanding,
upon the exercise hereof at any time on or after the consummation of such Fundamental Transaction and on such terms and subject to such conditions as shall be nearly equivalent as may be practicable to the provisions set forth in this Warrant, this Warrant shall be exercisable into, in lieu of Common Stock issuable upon such exercise prior to such consummation, the securities or other property (the "Substituted Property") that would have been received in connection with such Fundamental Transaction by a holder of the number of shares of Common Stock into which this Warrant was exercisable immediately prior to such Fundamental Transaction, assuming such holder of Common Stock:

                                    (A) is not a Person with which the Company
consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person; and

                                    (B) failed to exercise such Holder's
rights of election, if any, as to the kind or amount of securities, cash and other property receivable in connection with such Fundamental Transaction (provided, however, that if the kind or amount of securities, cash or other property receivable in connection with such Fundamental Transaction is not the same for each share of Common Stock held immediately prior to such Fundamental Transaction by a Person other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (a "Non-Electing Share"), then, for the purposes of this Section 9(e), the kind and amount of securities, cash and other property receivable in connection with such Fundamental Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); and

                           (y) the rights and obligations of the Company (or,
in the event of a transaction in which the Company is not the surviving Person, such other Person) and the Holder in respect of Substituted Property shall be as nearly equivalent as may be practicable to the rights and obligations of the Company and Holder in respect of Common Stock hereunder.

                  Such written instrument shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The above provisions of this Section 9(e) shall similarly apply to successive Fundamental Transactions.

                  (f) Adjustment of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) through (d) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price payable for the Warrant Shares immediately prior to such adjustment.

                  (g) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (h) Adjustments. Notwithstanding any provision of this
Section 9, no adjustment of the Exercise Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments which by reason of this Section 9(h) are not required to be made shall be carried forward and taken into account for purposes of any subsequent adjustment required to be made hereunder.

                  (i) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will promptly deliver to the Holder a certificate executed by the Company's Chief Financial Officer setting forth, in reasonable detail, the event requiring such adjustment and the method by which such adjustment was calculated, the adjusted Exercise Price and the adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable). The Company will retain at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant designated by the Holder.

                  (j) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary of the Company, (ii) authorizes, approves, enters into any agreement contemplating, or solicits stockholder approval for, any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least 15 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to ensure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this
Section 10, be issuable upon exercise of this Warrant, the Company shall make a cash payment to the Holder equal to (a) such fraction multiplied by (b) the Market Price on the Exercise Date of one full Warrant Share.

         11. Listing on Securities Exchanges. The Company has listed, and will use its best efforts to maintain the listing of, the Warrant Shares on Nasdaq. In furtherance and not in limitation of any other provision of this Warrant, if the Company at any time shall list any Common Stock on any Eligible Market other than Nasdaq, the Company will, at its expense, simultaneously list the Warrant Shares (and use its best efforts to maintain such listing) on such Eligible Market, upon official notice of issuance following the exercise of this Warrant; and the Company will so list, register and use its best efforts to maintain such listing on any Eligible Market any Other Securities, if and at the time that any securities of like class or similar type shall be listed on such Eligible Market by the Company.

         12. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be mailed by certified mail, return receipt requested, or by a nationally recognized courier service or delivered (in person or by facsimile), against receipt to the party to whom such notice or other communication is to be given. Any notice or other communication given by means permitted by this Section 13 shall be deemed given at the time of receipt thereof. The address for such notices or communications shall be as set forth below:

         If to the Company:         Biopure Corporation
                                    11 Hurley Street
                                    Cambridge, MA  02141

         If to the Holder:          C.E. Unterberg, Towbin
                                    350 Madison Avenue
                                    New York, NY  10017

Or such other address as is provided to such other party in accordance with this Section 14.

         14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any Person into which any new warrant agent may be merged, any Person resulting from any consolidation to which any new warrant agent shall be a party or any Person to which any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         15. Miscellaneous. (a) This Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor upon exercise thereof, and (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, free from all taxes, liens, claims and encumbrances and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

                  (c) This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

                  (d) Neither party shall be deemed in default of any provision of this Warrant, to the extent that performance of its obligations or attempts to cure a breach hereof are delayed or prevented by any event reasonably beyond the control of such party, including, without limitation, war, hostilities, acts of terrorism, revolution, riot, civil commotion, national emergency, strike, lockout, unavailability of supplies, epidemic, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency, provided that such party gives the other party written notice thereof promptly upon discovery thereof and uses reasonable efforts to cure or mitigate the delay or failure to perform.

                  (e) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (f) In case any one or more of the provisions of this Warrant shall be deemed invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                            SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                                   BIOPURE CORPORATION




                                                   By: ________________________
                                                       Name:
                                                       Title:

                                  APPENDIX A

                              FORM OF ASSIGNMENT

          (to be completed and signed only upon transfer of Warrant)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________ the right represented by the within Warrant to purchase _____________ shares of Common Stock of Biopure Corporation to which the within warrant relates and appoints __________________________ attorney to transfer said right on the books of Biopure Corporation with full power of substitution in the premises.


Dated:____________                      _______________________________________
                                        (Signature must conform in all respects
                                        to name of Holder as specified on face
                                        of the Warrant)

                                        Address of Transferee:

                                        _______________________________________

                                        _______________________________________

                                        _______________________________________
In the presence of:


__________________________________

                                  APPENDIX B

                            FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:      Biopure Corporation

The undersigned is the Holder of Warrant No. [ ] (the "Warrant") issued by Biopure Corporation, a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1. The Warrant is currently exercisable to purchase a total of _________ Warrant Shares.

2. The undersigned Holder hereby exercises its right to purchase _________ Warrant Shares pursuant to the Warrant.

3. The Holder intends that payment of the Exercise Price shall be made as (check one):

              Cash Exercise_______
              Cashless Exercise_______

4. If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ to the Company in accordance with the terms of the Warrant.

5. If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is _________. The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Market Price on the Exercise Day, which product is
         __________.

              X = Y[(A-B)/A]

              X = the number of Warrant Shares to be issued to the Holder.

              Number of Warrant Shares being exercised: ____________ ("Y").

              Market Price on the Exercise Day: _____________ ("A").

              Exercise Price: _____________("B")

6. Pursuant to this exercise, the Company shall deliver to the Holder Warrant Shares in accordance with the terms of the Warrant

7. Following this exercise, the Warrant shall be exercisable to purchase a total of __________ Warrant Shares.



Dated: ____________                           Name of Holder:


                                              (Print)__________________________

                                              By:______________________________

                                              Title:___________________________

                                              (Signature must conform in all
                                              respects to name of Holder as
                                              specified on face of the Warrant)

                                                                 Exhibit 4.2





                              BIOPURE CORPORATION

                               INVESTOR WARRANT



Warrant No.  [          ]                     Dated:  September [    ], 2004

         Biopure Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, [____________________] or its registered assigns (including permitted transferees, the "Holder"), is entitled to purchase from the Company up to a total of [ ] shares (as adjusted from time to time as provided in Section 9) of Common Stock (as defined below), together with the associated preferred stock purchase rights under that certain Rights Agreement (the "Rights Agreement") dated as of as of September 24, 1999 between the Company and American Stock Transfer & Trust Company, as rights agent, to the extent the Rights Agreement is in effect on the date of such purchase, at an exercise price equal to $0.42 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after September [__], 2004 (the "Initial Exercise Date") to and including September [__], 2009 (the "Expiration Date"), and subject to the following terms and conditions.

         1. Definitions. The capitalized terms used herein and not otherwise defined shall have the meanings set forth below:

                  "Affiliate" of any specified Person means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" means the power to direct the management and policies of such Person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Common Stock" means the Class A common stock of the Company, $0.01 par value per share.

                  "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange or Nasdaq, and any successor markets thereto.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Market Price" shall mean (i) if the principal trading market for such securities is an exchange, the average of the last reported sale prices per share for the last ten previous Trading Days in which a sale was reported, as officially reported on any consolidated tape, (ii) if clause
(i) is not applicable, the average of the closing bid price per share for the last ten previous Trading Days as set forth by Nasdaq or (iii) if clauses (i) and (ii) are not applicable, the average of the closing bid price per share for the last ten previous Trading Days as set forth in the National Quotation Bureau sheet listing for such securities. Notwithstanding the foregoing, if there is no reported sales price or closing bid price, as the case may be, on any of the ten Trading Days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith after reasonable investigation by resolution of the Board of Directors of the Company.

                  "Nasdaq" means the Nasdaq SmallCap Market or Nasdaq National Market, and any successor markets thereto.

                  "Other Securities" refers to any capital stock (other than Common Stock) and other securities of the Company or any other Person which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, pursuant to the terms hereof upon the exercise of this Warrant, in lieu of or in addition to Common Stock.

                  "Person" means any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Registration Statement" means the Company's Registration Statement on Form S-3 filed with the Commission on June 19, 2003, as such registration statement is amended or supplemented.

                  "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on any Eligible Market or (b) if the Common Stock is not then quoted and traded on any Eligible Market, then a day on which trading occurs on the Nasdaq National Market (or any successor thereto).

                  "Warrant Shares" shall initially mean shares of Common Stock (together with the associated preferred stock purchase rights under the Rights Agreement to the extent the Rights Agreement is in effect on the applicable date) and in addition may include Other Securities and Substituted Property (as defined in Section 9(e)(x)) issued or issuable from time to time upon exercise of this Warrant.

         2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes.

         3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Appendix A duly completed and signed, to the Company at its address specified herein. Upon any such registration and transfer, a new warrant in substantially the form of a Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

         4. Exercise and Duration of Warrant.

                  (a) This Warrant shall be exercisable, either in its entirety or for a portion of the number of Warrant Shares, by the registered Holder at any time and from time to time from and after the Initial Exercise Date to and including the Expiration Date. At 5:00 P.M. New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value, and the Holder hereof shall have no right to purchase any additional Warrant Shares hereunder.

                  (b) A Holder may exercise this Warrant by delivering to the Company, in accordance with Section 13, this Warrant, together with (i) an exercise notice, in the form attached hereto as Appendix B (the "Exercise Notice"), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (as set forth in Section 4(c) below), and the date such items are received by the Company is an "Exercise Date." Execution and delivery of an Exercise Notice in respect of less than all of the Warrant Shares issuable upon exercise of this Warrant shall result in the cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

                  (c) The Holder shall pay the Exercise Price in cash, by certified bank check payable to the order of the Company or by wire transfer of immediately available funds in accordance with the Company's instructions.

                  (d) Except as otherwise provided for herein, this Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company by virtue of the ownership hereof.

                  (e) Notwithstanding anything to the contrary herein, after the eighteenth (18th) month anniversary of the date hereof, the Company may, by written notice to the Holder, require that the Holder execute and deliver to the Company an Exercise Notice exercising all of the Warrant Shares then held by such Holder within twenty Business Days of the date of the Company's notice; provided, however, that the Company may only provide such notice if the daily volume weighted average price per share of the Common Stock for each of the ten consecutive trading days ended immediately prior to the Company's notice is equal to or greater than the Exercise Price multiplied by two (2). At 5:00 P.M. New York City time on such 20th Business Day, the portion of this Warrant not exercised prior thereto shall be and become void and of no value, and the Holder hereof shall have no right to purchase any additional Warrant Shares hereunder.

         5. Delivery of Warrant Shares.

                  (a) Upon exercise of this Warrant, the Company shall promptly, issue or cause to be issued and deliver or cause to be delivered to the Holder, in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise (the "Certificate") bearing no restrictive legends. The Holder, or any Person so designated by the Holder to receive the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date.

                  (b) The Warrant and the Warrant Shares will be registered pursuant to the Registration Statement, and the Company covenants and agrees to maintain the effectiveness of the Registration Statement until the Expiration Date. Not withstanding the foregoing, in the event that, prior to the Expiration Date, the Company ceases to be eligible under the Securities Act of 1933, as amended (the "Act") or the rules and regulations promulgated thereunder, to maintain a registration statement on Form S-3, or in the event that the Warrant or the Warrant Shares cease to be eligible for inclusion in such Registration Statement to the extent necessary to permit the Holder to exercise the Warrant and sell the Warrant Shares without restriction under the Act, the Company will promptly (and in any event within 10 days of the date that the Warrant or any Warrant Shares cease to be so eligible), amend or file a new registration statement under the Act on a form eligible for use by the Company for the registration of such securities and use its best efforts to have such registration statement declared effective by the Commission as soon as practicable after such filing, which registration statement shall include such information as may be required to permit the exercise of the Warrant and the sale of the Warrant Shares without restriction under the Act. The Holder acknowledges and agrees that the Warrant shall be exercisable pursuant to any such registration statement only at such times as the registration statement is effective or in accordance with any applicable exemption from the registration requirements of the Act. During such time as the Warrant Shares are registered pursuant to any registration statement under the Act, the Company further covenants and agrees to make timely filings of all documents required by be filed under the Act or the Exchange Act in order to ensure that the registration statement, including the documents incorporated by reference therein, if any, do not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (c) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

         6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue, delivery or registration of any certificates for Warrant Shares or Warrant in a name other than that of the Holder and that the Holder will be required to pay any tax with respect to cash received in lieu of fractional shares. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company, at the sole expense of the Holder (such expenses, if any imposed by the Company to be reasonable), shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and in substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested by the Company.

         8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from all taxes, liens, claims, encumbrances with respect to the issuance of such Warrant Shares and will not be subject to any pre-emptive rights or similar rights (taking into account the adjustments and restrictions of Section 9 hereof). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued, fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed or quoted, as the case may be; provided, however, that such actions shall only require the Company's best efforts (or other specified standard) to the extent specifically provided for in this Warrant.

         9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

                  (a) Stock Dividends. If the Company, at any time while this Warrant is outstanding, pays a dividend on its Common Stock payable in additional shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, then in each such case the Exercise Price shall be multiplied by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the opening of business on the day after the record date for the determination of stockholders entitled to receive such dividend or distribution and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after the distribution date of such dividend or distribution. Any adjustment made pursuant to this Section 9(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution; provided, however, that if following such record date the Company rescinds or modifies such dividend or distribution, the Exercise Price shall be appropriately adjusted (as of the date that the Company effectively rescinds or modifies such dividend or distribution) to take into account the effect of such rescinded or modified dividend or distribution on the Exercise Price pursuant to this Section 9(a).

                  (b) Stock Splits. If the Company, at any time while this Warrant is outstanding, (i) subdivides outstanding shares of Common Stock into a larger number of shares, or (ii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and
(B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment pursuant to this
Section 9(b) shall become effective immediately after the effective date of such subdivision or combination.

                  (c) Reclassifications. A reclassification of the Common Stock (other than any such reclassification in connection with a merger or consolidation to which Section 9(e) applies) into shares of any other class of stock shall be deemed:

                           (i) a distribution by the Company to the holders of
its Common Stock of such shares of such other class of stock for the purposes and within the meaning of this Section 9; and

                           (ii) if the outstanding shares of Common Stock
shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock for the purposes and within the meaning of Section 9(b).

                  (d) Other Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) shares of any class of capital stock,
(iii) rights or warrants to subscribe for or purchase any shares of any class of capital stock or (iv) any other asset, other than a distribution of Common Stock covered by Section 9(a), (in each case, "Distributed Property"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution (and the Exercise Price thereafter applicable) shall be adjusted (effective on and after such record date) to equal the product of such Exercise Price multiplied by a fraction, (A) the numerator of which shall be Market Price on such record date less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, which, if the Distributed Property is other than cash or marketable securities, shall be as determined in good faith by the Board of Directors of the Company whose determination shall be described in a board resolution, and
(B) the denominator of which shall be the Market Price on such record date; provided, however, that if following the record date for such distribution the Company rescinds or modifies such distribution, the Exercise Price shall be appropriately adjusted (as of the date that the Company effectively rescinds or modifies such distribution) to take into account the effect of such rescinded or modified distribution on the Exercise Price pursuant to this
Section 9(d).

                  (e) Fundamental Transactions. If, at any time following the Initial Exercise Date, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions or (iii) there shall occur any merger of another Person into the Company whereby the Common Stock is cancelled, converted or reclassified into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, as a condition to the consummation of such Fundamental Transaction, the Company shall (or, in the case of any Fundamental Transaction in which the Company is not the surviving entity, the Company shall take all reasonable steps to cause such other Person to) execute and deliver to the Holder of this Warrant a written instrument providing that:

                  (x) so long as this Warrant remains outstanding, upon the exercise hereof at any time on or after the consummation of such Fundamental Transaction and on such terms and subject to such conditions as shall be nearly equivalent as may be practicable to the provisions set forth in this Warrant, this Warrant shall be exercisable into, in lieu of Common Stock issuable upon such exercise prior to such consummation, the securities or other property (the "Substituted Property") that would have been received in connection with such Fundamental Transaction by a holder of the number of shares of Common Stock into which this Warrant was exercisable immediately prior to such Fundamental Transaction, assuming such holder of Common Stock:

                           (A) is not a Person with which the Company
consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person; and

                           (B) failed to exercise such Holder's rights of
election, if any, as to the kind or amount of securities, cash and other property receivable in connection with such Fundamental Transaction (provided, however, that if the kind or amount of securities, cash or other property receivable in connection with such Fundamental Transaction is not the same for each share of Common Stock held immediately prior to such Fundamental Transaction by a Person other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (a "Non-Electing Share"), then, for the purposes of this Section 9(e), the kind and amount of securities, cash and other property receivable in connection with such Fundamental Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); and

                  (y) the rights and obligations of the Company (or, in the event of a transaction in which the Company is not the surviving Person, such other Person) and the Holder in respect of Substituted Property shall be as nearly equivalent as may be practicable to the rights and obligations of the Company and Holder in respect of Common Stock hereunder.

                  Such written instrument shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The above provisions of this Section 9(e) shall similarly apply to successive Fundamental Transactions.

                  (f) Adjustment of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) through (d) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price payable for the Warrant Shares immediately prior to such adjustment.

                  (g) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (h) Adjustments. Notwithstanding any provision of this
Section 9, no adjustment of the Exercise Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments which by reason of this Section 9(h) are not required to be made shall be carried forward and taken into account for purposes of any subsequent adjustment required to be made hereunder.

                  (i) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will promptly deliver to the Holder a certificate executed by the Company's Chief Financial Officer setting forth, in reasonable detail, the event requiring such adjustment and the method by which such adjustment was calculated, the adjusted Exercise Price and the adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable). The Company will retain at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant designated by the Holder.

                  (j) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary of the Company, (ii) authorizes, approves, enters into any agreement contemplating, or solicits stockholder approval for, any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least 15 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to ensure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this
Section 10, be issuable upon exercise of this Warrant, the Company shall make a cash payment to the Holder equal to (a) such fraction multiplied by (b) the Market Price on the Exercise Date of one full Warrant Share.

         11. Listing on Securities Exchanges. The Company has listed, and will use its best efforts to maintain the listing of, the Warrant Shares on Nasdaq. In furtherance and not in limitation of any other provision of this Warrant, if the Company at any time shall list any Common Stock on any Eligible Market other than Nasdaq, the Company will, at its expense, simultaneously list the Warrant Shares (and use its best efforts to maintain such listing) on such Eligible Market, upon official notice of issuance following the exercise of this Warrant; and the Company will so list, register and use its best efforts to maintain such listing on any Eligible Market any Other Securities, if and at the time that any securities of like class or similar type shall be listed on such Eligible Market by the Company.

         12. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be mailed by certified mail, return receipt requested, or by a nationally recognized courier service or delivered (in person or by facsimile), against receipt to the party to whom such notice or other communication is to be given. Any notice or other communication given by means permitted by this Section 13 shall be deemed given at the time of receipt thereof. The address for such notices or communications shall be as set forth below:

         If to the Company:         Biopure Corporation
                                    11 Hurley Street
                                    Cambridge, MA  02141

         If to the Holder:          C.E. Unterberg, Towbin
                                    350 Madison Avenue
                                    New York, NY  10017

Or such other address as is provided to such other party in accordance with this Section 14.

         14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any Person into which any new warrant agent may be merged, any Person resulting from any consolidation to which any new warrant agent shall be a party or any Person to which any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         15. Miscellaneous. (a) This Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor upon exercise thereof, and (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, free from all taxes, liens, claims and encumbrances and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

                  (c) This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

                  (d) Neither party shall be deemed in default of any provision of this Warrant, to the extent that performance of its obligations or attempts to cure a breach hereof are delayed or prevented by any event reasonably beyond the control of such party, including, without limitation, war, hostilities, acts of terrorism, revolution, riot, civil commotion, national emergency, strike, lockout, unavailability of supplies, epidemic, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency, provided that such party gives the other party written notice thereof promptly upon discovery thereof and uses reasonable efforts to cure or mitigate the delay or failure to perform.

                  (e) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (f) In case any one or more of the provisions of this Warrant shall be deemed invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                            SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                                BIOPURE CORPORATION




                                                By:   _________________________
                                                      Name:
                                                      Title:

                                  APPENDIX A

                              FORM OF ASSIGNMENT

          (to be completed and signed only upon transfer of Warrant)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________ the right represented by the within Warrant to purchase _____________ shares of Common Stock of Biopure Corporation to which the within warrant relates and appoints __________________________ attorney to transfer said right on the books of Biopure Corporation with full power of substitution in the premises.


Dated:____________                             _________________________________
                                               (Signature must conform in all
                                               respects to name of Holder as
                                               specified on face of the Warrant)

                                               Address of Transferee:

                                               _________________________________

                                               _________________________________

                                               _________________________________
In the presence of:


_______________________________________

                                  APPENDIX B

                            FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:      Biopure Corporation

The undersigned is the Holder of Warrant No. [ ] (the "Warrant") issued by Biopure Corporation, a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1. The Warrant is currently exercisable to purchase a total of _________ Warrant Shares.

2. The undersigned Holder hereby exercises its right to purchase _________ Warrant Shares pursuant to the Warrant.

3. The Holder shall pay the sum of $________ to the Company in accordance with the terms of the Warrant.

4. Pursuant to this exercise, the Company shall deliver to the Holder Warrant Shares in accordance with the terms of the Warrant

5. Following this exercise, the Warrant shall be exercisable to purchase a total of __________ Warrant Shares.



Dated: ____________                          Name of Holder:


                                             (Print)____________________________

                                             By:________________________________

                                             Title:_____________________________

                                             (Signature must conform in all
                                             respects to name of Holder as
                                             specified on face of the Warrant)

                                                               Exhibit 10.1

                          FORM OF PURCHASE AGREEMENT




Biopure Corporation
11 Hurley Street
Cambridge, Massachusetts 02141
Attention:  Chief Executive Officer

Ladies and Gentlemen:

         The undersigned, ______________________________ (the "Investor"),
hereby confirms its agreement with you as follows:

         1. This Purchase Agreement (the "Agreement") is made as of September __, 2004 between Biopure Corporation, a Delaware corporation (the "Company"), and the Investor.

         2. The Company has authorized the sale and issuance of up to 25,000,000 shares of Class A common stock of the Company (together with associated preferred stock purchase rights, the "Shares") and warrants to purchase up to 12,500,000 additional shares of Class A common stock of the Company (together with associated preferred stock purchase rights, if any, the "Warrants," and together with the Shares, the "Securities") in an offering (the "Offering") that has been registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-106288), as amended (the "Registration Statement"). The Warrants are being offered and issued on the basis of one Warrant to purchase one share of Class A common stock for each two Shares purchased in the Offering.

         3. On and subject to the terms and conditions hereof, the Investor agrees to purchase from the Company, and the Company agrees to issue and sell to the Investor, _________ Shares (the "Purchased Shares") and a Warrant to purchase _________ additional shares of Class A common stock of the Company (the "Purchased Warrant" and together with the Purchased Shares, the "Purchased Securities"), for an aggregate purchase price of $_________ for all Purchased Securities (the "Aggregate Purchase Price"). The Investor acknowledges that the Offering of the Securities is not a firm commitment underwriting and that there is no minimum offering amount. The Company shall have the sole right to accept offers to purchase Securities and may reject any offer in whole or in part. The Investor's obligation to purchase the Purchased Securities, and the Company's obligation to issue and sell the Purchased Securities, shall be subject to the condition that C. E. Unterberg, Towbin, LLC (the "Agent") shall not have (a) terminated the Agency Agreement dated September 10, 2004 between the Company and the Agent (the "Agency Agreement") pursuant to the terms thereof, or (b) determined that the conditions to closing set forth in the Agency Agreement have not been satisfied as required by the Agent in its discretion.

         4. On the terms and subject to the conditions contained herein, the completion of the purchase and sale of the Securities in the Offering (the "Closing") shall occur at 10:00 a.m. EST (or as soon thereafter as practicable), on or about September 15, 2004 (unless another time shall be agreed to by the Agent and the Company). Upon the terms and subject to the conditions set forth herein:

                  (a) The Investor shall deliver, or cause to be delivered, no later than 5:00 p.m. on the date of this Agreement, which in any event shall (unless otherwise agreed by the Agent and the Company) be a date no later than the date that is three business days prior to the Closing, the full amount of the Aggregate Purchase Price by federal wire transfer of same day funds to the following account of the Agent.

                  ___________________________________
                  ___________________________________
                  ___________________________________
                  ___________________________________
                  ___________________________________
                  ___________________________________
                  ___________________________________

         The Aggregate Purchase Price so delivered to the Agent will be held in escrow by the Agent until the closing under the Agency Agreement at which time, upon the terms and subject to the conditions set forth herein, the Agent is authorized and instructed by the Investor to, and the Investor shall cause the Agent to, transmit the Aggregate Purchase Price to the Company by federal wire transfer of same day funds to any account specified by the Company (subject to alternative written instruction from the Company as described below) in exchange for the Purchased Securities.

         The Agent shall have no rights in the escrowed funds, except to the extent that the Company instructs the Agent in writing to apply to any such funds to fees and expenses owed by the Company to the Agent, and in such case, only after the Closing has occurred. The Company and the Investor agree to indemnify and hold the Agent harmless from and against any losses, costs, damages and claims (including, without limitation, court costs and reasonable attorneys fees) to the extent arising in respect of its escrow of funds hereunder, except for such losses resulting from the Agent's willful misconduct or gross negligence. In no event will the Agent be liable for any special, indirect or consequential losses or damage of any kind.

                  (b) At the Closing, against payment to it of the Aggregate Purchase Price by federal wire transfer of same day funds, upon the terms and subject to the conditions set forth herein,, the Company shall (I) cause its transfer agent and registrar, the American Stock Transfer & Trust Company (the "Transfer Agent"), to issue and deliver to the Investor, the Purchased Shares, by electronic delivery of the Purchased Shares through the Deposit Withdrawal At Custodian ("DWAC") system of the Depository Trust Company ("DTC") to the DTC participant's account number set forth on the signature page hereof, and
(II) deliver to the Investor the Purchased Warrant, by delivery to the Agent for subsequent delivery to the Investor of a warrant agreement of the Company issued in the name of the Investor, evidencing the Purchased Warrant.

         5. The Company's obligation to issue and deliver the Purchased Securities to the Investor will be subject to the following conditions, any one or more of which may be waived by the Company: (i) the delivery of the Aggregate Purchase Price to the Company as set forth in Section 4(a); and (ii) the accuracy of the representations and warranties made by the Investor herein and the fulfillment by the Investor of its undertakings herein.

         6. The Investor represents that:

                  (a) The Investor is purchasing the Purchased Securities for its own account.

                  (b) The Investor is not a director, officer, employee or consultant of the Company or any of its affiliates, or an affiliate of any such director, officer, employee or consultant.

                  (c) Except as set forth below, the Investor has had no position, office or other material relationship within the past three years with the Company or any of its affiliates, and it has no direct or indirect affiliation or association with the Company or any NASD member as of the date hereof:

                  exceptions, if any: ______________________________________

                                      ______________________________________

                                     (continue on additional sheet if necessary)

                  (d) Assuming that there are 48,573,521 shares of the Company's Class A common stock outstanding immediately prior to the Closing, the Investor does not and, immediately following the Closing hereunder, will not, together with its "affiliates" and "associates" as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, beneficially own 20% or more of the Company's outstanding Class A common stock.

                  (e) Assuming that there are 48,573,521 shares of the Company's Class A common stock outstanding immediately prior to the Closing, the Investor is not and, immediately following the Closing hereunder, will not be an Acquiring Person (as defined in the Rights Agreement dated as of September 24, 1999 between the Company and American Stock Transfer & Trust Company, as rights agent).

                  (f) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms.

                  (g) Within the past 10 trading days the Investor has not engaged, and through the date of the Closing it will not engage, in any short selling of the Company's securities, or established or increased any "put equivalent position" as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934, as amended, with respect to the Company's securities.

The representations, warranties and agreements of the Investor in this Section shall survive the execution of this Agreement, the delivery to the Investor of the Purchased Securities and the payment therefor.

         7. The Investor hereby confirms receipt of the Prospectus Supplement dated September 10, 2004 and the Prospectus dated July 3, 2003 (collectively, the "Prospectus") of the Company distributed by e-mail to the Investor together with this Agreement. The Investor confirms that it had consented to electronic delivery of the Prospectus and this Agreement and confirms that it had full access to the Prospectus and was fully able to read, review, download and print the Prospectus.

         8. The Investor, if outside the United States, agrees that it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

         9. The Investor understands that nothing in the Prospectus, this Purchase Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advise. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

         10. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         11. Each of the Investor and the Company expressly agrees that the Agent is a third-party beneficiary with respect to the Agreement and that, notwithstanding anything to the contrary herein, the provisions of the last paragraph of Section 4(a) hereunder may not be modified or waived without its prior written consent.

         12. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         13. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.



                                                           INVESTOR

                                                           Name:_______________________________
                                                                (print exact name of Investor)

                                                           By:_________________________________
                                                                       (signature)
                                                           Name of Signatory:
                                                           Title of Signatory:

                                                           Investor Contact Information:

                                                           Address:

                                                           ____________________________________

                                                           ____________________________________

                                                           ____________________________________

                                                           Tax ID No.: ________________________

                                                           Contact Name: ______________________

                                                           Contact Fax Number: ________________

                                                           Contact Email: _____________________

                                                           Contact Telephone Number: __________
Investor Instructions:

Purchased Shares:  DTC participant's name in which         Purchased Warrant:  Name in which
book-entry should be made (if different from               warrant should be issued (if different
Investor name):                                            from Investor name):
                                                           ________________________________

_________________________________                          Instructions for delivery of Warrant
                                                           via first-class registered mail:
Broker: _________________________
                                                           ____________________________________
Broker Contact Name: ____________
                                                           ____________________________________
Broker Phone Number: ____________
                                                           ____________________________________
Broker Fax: _____________________

Broker Email: ___________________

DTC Account Number: _____________

AGREED AND ACCEPTED:


BIOPURE CORPORATION


By: ______________________________
Name:
Title: